Alexis Practical Tactical ETF
Schedule of Investments
August 31, 2022 (Unaudited)
	Shares	Value
COMMON STOCKS — 15.2%
Consumer Discretionary — 2.6%
Marriott International, Inc. - Class A	1,766	$271,505
Tempur Sealy International, Inc.	8,774	219,438
Tesla, Inc. (a)	1,245	343,134
The Home Depot, Inc.	1,610	464,356
		1,298,433
Financials — 1.4%
Blackstone, Inc.	2,298	215,874
Morgan Stanley	5,801	494,361
		710,235
Industrials — 6.6%
Caterpillar, Inc.	1,212	223,869
Cummins, Inc.	2,260	486,736
Deere & Co.	1,570	573,443
FedEx Corp.	1,995	420,566
Honeywell International, Inc.	2,443	462,582
Lockheed Martin Corp.	980	411,708
Rockwell Automation, Inc.	1,330	315,130
United Rentals, Inc. (a)	1,634	477,193
		3,371,227
Technology — 4.6%
Apple, Inc.	4,527	711,735
Applied Materials, Inc.	7,143	671,942
Microsoft Corp.	2,220	580,463
Visa, Inc. - Class A	1,970	391,459
		2,355,599
TOTAL COMMON STOCKS (Cost $8,504,992)		7,735,494

EXCHANGE TRADED FUNDS — 79.8% (c)
Commodities — 5.6%
SPDR Gold Shares ETF (a)	17,878	2,847,429

Equity — 61.0%
Energy Select Sector SPDR Fund	17,918	1,442,399
Invesco Exchange-Traded Fund Trust - Invesco S&P 500 Pure Value ETF	16,478	1,275,397
Invesco QQQ Trust Series 1	3,840	1,149,197
Invesco S&P 500 Equal Weight ETF	22,998	3,237,198
iShares Russell 1000 Value ETF	16,572	2,485,137
iShares S&P Mid-Cap 400 Value ETF	30,260	3,029,934
iShares U.S. Insurance ETF	11,064	921,410
iShares U.S. Transportation ETF	4,535	1,036,701
SPDR Dow Jones Industrial Average ETF Trust	7,048	2,224,701
SPDR S&P Homebuilders ETF	15,281	913,651
SPDR S&P MidCap 400 ETF Trust	4,540	2,016,169
Utilities Select Sector SPDR Fund	27,179	2,020,487
VanEck Semiconductor ETF	4,505	966,638
Vanguard Dividend Appreciation ETF	21,450	3,173,098
Vanguard Health Care ETF	9,435	2,184,769
Vanguard Mega Cap Growth ETF	15,514	3,028,798
		31,105,684
Fixed Income — 3.6%
iShares 0-5 Year TIPS Bond ETF	12,668	1,271,234
JPMorgan Ultra-Short Income ETF	11,139	559,289
		1,830,523
Real Estate Investment Trust (REITs) — 9.6%
iShares Cohen & Steers REIT ETF	78,853	4,884,155
TOTAL EXCHANGE TRADED FUNDS (Cost $42,304,930)		40,667,791

SHORT-TERM INVESTMENTS — 7.2%
Deposit Accounts — 7.2%
U.S. Bank Money Market Deposit Account, 2.00% (b)	3,692,243	3,692,243
Total Short-Term Investments (Cost $3,692,243)		3,692,243

TOTAL INVESTMENTS (Cost $54,502,165) — 102.2%		52,095,528
Other assets and liabilities, net — (2.2)%		(1,122,101)
NET ASSETS — 100.0%		$50,973,427

(a) Non-income producing security.
(b) The rate shown is the annualized seven-day yield at period end.
(c)
To the extent the Fund invests more heavily in particular sectors or asset classes, its performance will be especially sensitive to developments that significantly affect those sectors or asset classes.

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels.
Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The Fund did not hold any investments during the period with significant unobservable inputs which would be classified as Level 3.

The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2022:

	Level 1	Level 2	Level 3	Total
Assets*:
Common Stocks	$7,735,494	$-	$-	$7,735,494
Exchange Traded Funds	40,667,791	-	-	40,667,791
Short-Term Investments	3,692,243	-	-	3,692,243
Total Investments in Securities	$52,095,528	$-	$-	$52,095,528

* See the Schedule of Investments for industry classifications.